CAPITAL LEASE	3 Months Ended
Jun. 30, 2014
CAPITAL LEASE [Text Block]

NOTE 12 – CAPITAL LEASE

On January 17, 2014 the Company entered into an equipment lease with Water Engineering Solutions LLC, an entity that is controlled and owned by an officer, director and shareholder, for specialized equipment used to make our alkaline water with a stated value of $190,756 and agreed to a 60 month term at $3,864 per month and a purchase option of $1 which commenced on May 1, 2014.

On April 2, 2014, we entered into a capital lease agreement with Water Engineering Solutions LLC, an entity that is controlled and owned by an officer, director and shareholder, for specialized equipment used to make our alkaline water with a stated value of $188,000, terms of 60 monthly payments of $3,812, payable 30 days after installation of the equipment and a purchase option of $1.00 which commenced on July 1, 2014.